                                                                   EXHIBIT 99.13
               MERISTAR UNAUDITED PRO FORMA FINANCIAL STATEMENTS

  The MeriStar Unaudited Pro Forma Balance Sheet as of March 31, 1998 is presented assuming the following transactions had occurred on March 31, 1998:
(i) the Spin-Off, (ii) the execution of the separate participating lease agreements, upon consummation of the Merger (the "Participating Leases") and the related transfer of net hotel operating assets to OpCo, (iii) the execution of the note receivable from OpCo to fund OpCo's acquisition of AGH Leasing and AGHI, (iv) the Merger, and (v) the Transactions (as defined in the Form S-4 Registration Statement).

  The MeriStar Unaudited Pro Forma Statement of Operations for three months ended March 31, 1998 and the year ended December 31, 1997 are presented assuming the following transactions occurred at the beginning of 1997: (i) CapStar's purchase of 28 hotels, 40 leases and the management business of Winston Hospitality Inc. ("Winston") during 1997 and the purchase of nine hotels subsequent to year-end, (ii) the Spin-Off, (iii) the execution of the Participating Leases and the related transfer of hotel operations, (iv) the execution of the note receivable from OpCo in the amount of $35 million to fund OpCo's acquisition of AGH Leasing and AGHI, (v) the Merger, and (vi) the Transactions.

  The Merger will be treated as a purchase for financial reporting purposes in accordance with generally accepted accounting principles. In accordance with the provisions of Accounting Principles Board Opinion No. 16, "Business Combinations," CapStar will be considered the acquiring enterprise for financial reporting purposes. MeriStar's unaudited pro forma financial statements give effect to the acquisition of AGH by CapStar under the purchase method of accounting and are based on the assumptions and adjustments described in the accompanying notes to the unaudited pro forma financial statements presented on the following pages. For purposes of preparing MeriStar's financial statements, CapStar will establish a new accounting basis for AGH's assets and liabilities based upon the fair values thereof as of the effective date of the Merger. The preliminary estimates and assumptions as to the value of the assets and liabilities of AGH to MeriStar are based upon information available at the date these unaudited pro forma financial statements were prepared, and will be adjusted upon the final determination of such fair values. For financial reporting purposes, the results of operations of AGH will be included in the MeriStar statement of operations following the effective date of the Merger.

  In management's opinion, all material adjustments necessary to reflect the transactions are presented in the pro forma adjustments columns, which are further described in the notes to the MeriStar Unaudited Pro Forma Financial Statements. The MeriStar Unaudited Pro Forma Financial Statements are not necessarily indicative of what MeriStar's financial position or results of operations would have been if all the hotels were owned on such dates and if the Spin-Off, merger and other transactions occurred on such dates. Additionally, the pro forma information does not purport to project MeriStar's financial position or results of operations at any future date or for any future period. The MeriStar Unaudited Pro Forma Financial Statements should be read in conjunction with the historical financial statements and related notes thereto of AGH and CapStar, which are incorporated by reference herein. Unless otherwise defined herein, defined terms used herein shall have such meanings ascribed such terms in the S-4 Registration Statement.

                                   MERISTAR

                       UNAUDITED PRO FORMA BALANCE SHEET
                                MARCH 31, 1998
                            (DOLLARS IN THOUSANDS)

                                                                                                     ADDITIONAL
                                     CAPSTAR        ACQUISITIONS      SPIN-OFF   PARTICIPATING         OPCO
                                   HISTORICAL(A)    PRO FORMA(B)        (C)        LEASES(D)        FINANCING(E)        SUBTOTAL
                                   -------------    ------------      --------   -------------      ------------        --------
ASSETS

Cash and cash equivalents......    $     77,573      $  (48,971)     $(28,602)      $      --         $       --     $        --
Property and equipment, net....       1,128,204          85,816        (2,881)             --                 --       1,211,139
Deposits and other assets......         122,680          (4,699)      (53,236)        (37,959)                --          26,786
Due from affiliate.............              --              --            --             871                 --             871
Note receivable from OpCo......              --              --        30,000              --             35,000          65,000
                                   ------------      ----------      --------       ---------         ----------     -----------
 Total assets..................    $  1,328,457      $   32,146      $(54,719)      $ (37,088)        $   35,000     $ 1,303,796
                                   ============      ==========      ========       =========         ==========     ===========

LIABILITIES, MINORITY INTEREST
 AND STOCKHOLDERS' EQUITY
Other liabilities..............    $     79,005      $      919      $(20,069)      $ (37,088)        $       --     $    22,767
Long-term debt.................         675,447          31,227        29,224              --             35,000         770,898
                                   ------------      ----------      --------       ---------         ----------     -----------
Total liabilities..............         754,452          32,146         9,155         (37,088)            35,000         793,665
Minority interest..............          49,194              --        (4,603)             --                 --          44,591

Common Stock...................             249              --            --              --                 --             249
Additional paid-in capital.....         500,016              --       (59,271)             --                 --         440,745
Retained earnings..............          26,566              --            --              --                 --          26,566
Accumulated other
 comprehensive income..........          (2,020)             --            --              --                 --          (2,020)
                                   ------------      ----------      --------       ---------         ----------     -----------
Stockholders' equity...........         524,811              --       (59,271)             --                 --         465,540
                                   ------------      ----------      --------       ---------         ----------     -----------
 Total liabilities, minority
  interest and stockholders'
  equity.......................    $  1,328,457      $   32,146      $(54,719)      $ (37,088)        $   35,000     $ 1,303,796
                                   ============      ==========      ========       =========         ==========     ===========
                                                               MERGER
                                                  ------------------------------

                                             AGH PRO                OTHER
                                             FORMA(F)            ADJUSTMENTS(G)           PRO FORMA
                                             ----------          --------------           ---------
ASSETS

Cash and cash equivalents......              $       973         $         --           $       973
Property and equipment, net....                1,086,849              309,756             2,607,744
Deposits and other assets......                   75,997                 (529)              102,254
Due from affiliate.............                      --                    --                   871
Note receivable from OpCo......                      --                    --                65,000
                                             ----------          ------------           -----------
 Total assets..................              $1,163,819          $    309,227           $ 2,776,842
                                             ==========          ============           ===========

LIABILITIES, MINORITY INTEREST
 AND STOCKHOLDERS' EQUITY
Other liabilities..............              $   30,790          $     (6,098)          $    47,459
Long-term debt.................                 517,311               241,485             1,529,694(H)
                                             ----------          ------------           -----------
Total liabilities..............                 548,101               235,387             1,577,153
Minority interest..............                  85,104                10,127               139,822

Common Stock...................                     243                   (37)                  455
Additional paid-in capital.....                 537,361                56,191             1,034,297
Retained earnings..............                  (6,990)                7,559                27,135
Accumulated other
 comprehensive income..........                      --                    --                (2,020)
                                             ----------          ------------
Stockholders' equity...........                 530,614                63,713             1,059,867
                                             ----------          ------------           -----------
 Total liabilities, minority
  interest and stockholders'
  equity.......................              $1,163,819          $    309,227           $ 2,776,842
                                             ==========          ============           ===========

_____________
(A) Reflects the unaudited historical condensed consolidated balance sheet of CapStar as of March 31, 1998.

(B) Reflects CapStar's acquisition of the Sheraton Fisherman's Wharf in San Francisco, CA and related financing as follows:

     Purchase price of hotel.......................    $85,000
     Closing and other acquisition costs...........        816
     Operating assets acquired in purchase:
          Cash in house banks......................         91
          Deposits and other assets................        301
     Other liabilities assumed in purchase.........       (919)
                                                       -------
     Net cash disbursed for acquisition............     85,289
     Financing of acquisition:
          Cash.....................................     49,062
          Purchase deposit.........................      5,000
          Credit facility..........................     31,227
                                                       -------

     Total financing of acquisition................    $85,289

     The weighted average interest rate on the credit facility is the London Interbank Offered Rate ("LIBOR") plus 1.58%, which was 7.29% at March 31, 1998.

(C) Reflects the Spin-Off of historical balances of OpCo in the form of a non-cash distribution to CapStar shareholders and OP unitholders as follows:

     Cash and cash equivalents......................  $(28,602)
     Property and equipment.........................    (2,881)
     Deposits and other assets......................   (53,236)
     Other liabilities..............................    20,069
     Long-term debt.................................       776
     Non-cash distribution to CapStar shareholders
          and OP unitholders........................  $(63,874)

     The non-cash distribution represents 24,890,355 shares OpCo Common Stock and 1,083,759 OpCo OP Units distributed to holders of CapStar Common Stock and CapStar OP Units.

     The historical balances of OpCo as of March 31, 1998 are included in CapStar's Current Report on Form 8-K dated and filed on April 7, 1998 (and the related Current Reports on Form 8-K/A, filed on May 22, 1998 and June 5, 1998), and incorporated herein by reference. Also reflects the execution of a note receivable from OpCo of $30,000 at an interest rate of 9.25% which is to be financed with a draw of $30,000 from the credit facility.

(D) Reflects the transfer of net hotel operating assets to OpCo ($37,959 of operating assets and $37,088 of operating liabilities) in conjunction with the Participating Leases and the resulting due from affiliate of $871 for the amount by which operating assets transferred to OpCo exceed operating liabilities assumed by OpCo.

(E) Reflects the execution of an additional note receivable of $35,000 at an interest rate of 9.25% from OpCo to finance OpCo's acquisition of AGH Leasing and AGHI to be financed with a draw of $35,000 from the credit facility.

(F) Reflects pro forma AGH as presented in AGH's Current Report on Form 8-K, dated April 6, 1998 and filed on April 7, 1998 (and the related Current Reports on Form 8-K/A, filed on May 22, 1998 and June 5, 1998), filed with the Commission and incorporated herein by reference.

(G) Reflects the $73,271 adjustment (included in the $309,756 pro forma adjustment to property and equipment) to record AGH's net assets acquired at fair market value in connection with the Merger. The pro forma fair value of AGH's net assets in the acquisition is calculated as follows:

     CapStar's stock price at May 19, 1998......... $     31.81
     Less: Estimated value of OpCo upon Spin-
          Off......................................       (3.00)
                                                    -----------
     Estimated value of MeriStar stock.............       28.81
     AGH Exchange Ratio............................      0.8475
                                                    -----------
     Estimated value of AGH stock..................       24.42
     Number of shares of AGH stock and OP
          units outstanding at May 19, 1998 subject
          to exchange offer........................  28,215,765
                                                    -----------
     Estimated fair value of AGH's net assets......     688,989
     AGH's net assets before fair value
          adjustment...............................     615,718
                                                    -----------
     Step-up of AGH's net assets to fair value
          (allocated to property and equipment).... $    73,271
                                                    ===========

     The entries to adjust the net assets of AGH to fair value for the acquisition are as follows:

                                                                            ADDITIONAL   RETAINED
                                                        MINORITY   COMMON     PAID-IN    EARNINGS
                                                       INTERESTS    STOCK     CAPITAL    AND OTHER    TOTAL
                                                      ----------  -------  -----------  ----------  ----------
     Eliminate pro forma AGH balances...............  $(85,104)   $ (243)   $(537,361)     $6,990   $(615,718)
     Issuance of MeriStar common stock and OP
       units to acquire AGH.........................    95,231       206      593,552          --     688,989
                                                      --------    ------    ---------      ------   ---------
     Fair value adjustment of AGH's net assets for
       acquisition..................................  $ 10,127    $  (37)   $  56,191      $6,990   $  73,271
                                                      ========    ======    =========      ======   =========

     Column also reflects (i) the Prime Group II Acquisition (as defined in the AGH Form 10-K, as amended) for an acquisition cost of $230,485 and Merger and other transaction costs of approximately $6,000 incurred by CapStar, both amounts are included in the $309,756 pro forma adjustment to property and equipment (ii) the write-off of CapStar's deferred financing fees of $5,529 in conjunction with the termination of its credit facility, net of estimated deferred financing costs of $5,000 associated with the Credit Facility (as defined in the Form S-4 Registration Statement), (iii) borrowings of $241,485 under the Credit Facility at an assumed interest rate of 7.5%, to finance the Prime Group II Acquisition ($230,485), the Merger and other transaction costs ($6,000) and the financing costs for the Credit Facility ($5,000), and (iv) the adjustment to remove CapStar's deferred taxes payable of $6,098 in conjunction with the change in its tax status to a REIT.

(H) Notwithstanding the March 16, 1998 joint press release of AGH and CapStar, this amount includes approximately $230 million of indebtedness to fund the acquisition of the Prime Group II Acquisition that was proposed to be financed by an equity offering. On a pro forma basis, the aggregate maturities of long-term debt are as follows:

     1998.......   $     2,104
     1999.......        56,462
     2000.......         4,010
     2001.......       477,095
     2002.......       288,794
     Thereafter.       701,229
                   -----------
          Total.   $ 1,529,694
                   ===========

                                   MERISTAR

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                       THREE MONTHS ENDED MARCH 31, 1998
               (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                        CAPSTAR           ACQUISITIONS        PRO FORMA       PARTICIPATING            OPCO
                                     HISTORICAL(A)        PRO FORMA(B)       SPIN-OFF(C)        LEASES(D)         FINANCING(E)
                                   ------------------  ------------------  ----------------  ----------------    ----------------
Hotel operating revenue ........      $    141,597         $     9,293        $  (25,980)      $  (124,910)          $        --
Office rental and other
 revenue .......................             1,018                  --                --                --                    --
Hotel management, accounting
 and other .....................               987                  --              (987)               --                    --
Participating lease revenue ....                --                  --                --            41,174                    --
                                      ------------         -----------        ----------       -----------           -----------
  Total revenue ................           143,602               9,293           (26,967)          (83,736)                   --
Hotel operating expenses .......            54,840               3,880            (6,617)          (52,103)                   --
Office rental and other
 expenses ......................               440                  --                --                --                    --
Undistributed operating
 expenses:
  Administrative and
   general .....................            25,245               1,267            (6,202)          (19,560)                   --
  Property operating
   costs .......................            29,722                 853           (14,798)          (15,777)                   --
  Property taxes, insurance
   and other ...................             6,135                 466              (761)           (1,214)                   --
  Depreciation and
   amortization ................             9,508               1,207              (421)               --                    --
                                      ------------         -----------        ----------       -----------           -----------
                                           125,890               7,673           (28,799)          (88,654)                   --
Interest expense, net ..........             9,972               2,440                (2)               --                  (175)
                                      ------------         -----------        ----------       -----------           -----------
  Total expenses ...............           135,862              10,113           (28,801)          (88,654)                 (175)
                                      ------------         -----------        ----------       -----------           -----------
Income (loss) before minority
 interest and income taxes .....             7,740                (820)            1,834             4,918                   175
Minority interest ..............               561                (100)              (88)              206                     7
                                      ------------         -----------        ----------       -----------           -----------
Income (loss) before income
 taxes .........................             7,179                (720)            1,922             4,712                   168
Income tax provision ...........             2,728                (273)              730             1,791                    64
                                      ------------         -----------        ----------       -----------           -----------
Net income .....................      $      4,451         $      (447)       $    1,192       $     2,921           $       104
                                      ============         ===========        ==========       ===========           ===========
Basic net income per common
 share .........................      $       0.18
                                      ============
Diluted net income per
 common share ..................      $       0.18
                                      ============

                                                                  MERGER
                                                 -----------------------------------------

                                                     AGII PRO              OTHER
                                     SUBTOTAL        FORMA(F)          ADJUSTMENTS(G)         PRO FORMA
                                    -----------    -------------     ------------------       ---------
Hotel operating revenue ........     $      --      $      --           $           --         $     --
Office rental and other
 revenue .......................         1,018            818                       --            1,836
Hotel management, accounting
 and other .....................            --             --                       --               --
Participating lease revenue ....        41,174         36,490                    7,342           85,006
                                     ---------      ---------           --------------         --------
  Total revenue ................        42,192         37,308                    7,342           86,842
Hotel operating expenses .......            --             --                       --               --
Office rental and others
 expenses ......................           440            370                       --              810
Undistributed operating
 expenses:ted operating
  Administrative and
   general .....................           750          2,857                   (2,100)           1,507
  Property operating
   costs .......................            --             --                       --               --
  Property taxes, insurance
   and other ...................         4,626          5,245                    1,751           11,622
  Depreciation and
   amortization ................        10,294         10,391                    4,063           24,748
                                     ---------      ---------           --------------         --------
                                        16,110         18,863                    3,714           38,687
Interest expense, net ..........        12,235          8,312                    4,322           24,869
                                     ---------      ---------           --------------         --------
  Total expenses ...............        28,345         27,175                    8,036           63,556
                                     ---------      ---------           --------------         --------
Income (loss) before minority
 interest and income taxes .....        13,847         10,133                     (694)          23,286
Minority interest ..............           586          1,401                      202            2,189
                                     ---------      ---------           --------------         --------
Income (loss) before income
 taxes .........................        13,261          8,732                     (896)          21,097
Income tax provision ...........         5,040             --                   (5,040)              --
                                     ---------      ---------           --------------         --------
Net income .....................     $   8,221      $   8,732           $        4,144         $ 21,097(I)
                                     =========      =========           ==============         ========
Basic net income per common
 share .........................                                                               $   0.46(H)
                                                                                               ========
Diluted net income per
 common share ..................                                                               $   0.46(H)
                                                                                               ========


____________
(A) Reflects the unaudited historical condensed consolidated statement of operations of CapStar for the three months ended March 31, 1998.

(B) Reflects the pre-acquisition operations of the nine hotels purchased subsequent to year end. For each, the pre-acquisition operations were obtained from the pre-acquisition financial statements. Also reflects adjustments to (i) record depreciation and amortization expense as if the hotels had been acquired as of the beginning of the period, (ii) record interest expense as if the various financing activities that occurred during 1998 had occurred at the beginning of the period, (iii) adjust minority interest of 4.2% for the effects of the acquisitions, and (iv) record the income tax effect at 38%.

(C) Reflects the pro forma Spin-Off. In addition, reflects adjustments to (i) eliminate management fee revenue, (ii) record interest income on the $30,000 note receivable from OpCo, net of interest expense incurred on the $30,000 drawn on the credit facility to capitalize OpCo, (iii) adjust minority interest of 4.2% for the effects of the Spin-Off, and (iv) record the income tax effect at 38%.

(D) Reflects the execution of the Participating Leases to (i) transfer the hotel operations to OpCo, and (ii) adjust minority interest of 4.2% for the effects of (i), and (iii) record the income tax effect at 38%. Participating Lease revenue was calculated based on contractual terms of existing leases or expected terms of leases that will be entered into concurrently with the Merger applied to the historical operations of the hotels. Management believes that the changes in ownership and management structure are unlikely to affect the conduct of the leased properties.

(E) Reflects adjustments to (i) record interest income at an annual interest rate of 9.25% on the $35,000 note receivable from OpCo, net of interest expense on the $35,000 draw on the credit facility to finance the note (ii) adjust minority interest of 4.2%, and (iii) record the income tax effect at 38%.

(F) Reflects pro forma AGH as presented in AGH's Current Report on Form 8-K, dated April 6, 1998, filed with the Commission on April 7, 1998 (and the related Current Reports on Form 8-K/A filed on May 22, 1998 and June 5,
    1998) and incorporated herein by reference.

(G) Reflects (i) the amortization related to the additional deferred financing costs net of the amortization on the financing fees written off in connection with the termination of CapStar's credit facility, (ii) additional depreciation expense related to the adjustment to record AGH net assets acquired at fair market value in connection with the Merger, (iii) the adjustment to reflect interest expense of $4,322 on borrowings under the Credit Facility at an assumed interest rate of 7.5% to finance the Prime Group II Acquisition (as defined in the AGH Form 10-K, as amended), (iv) an adjustment to eliminate $2,100 in non-recurring expenses incurred by AGH related to the Merger, (v) adjusted minority interest of 8.8%, and (vi) the adjustment to remove CapStar's income taxes in conjunction with the change in its tax status to a REIT.

(H) Pro forma net income per common share has been calculated using 45,498,023 basic shares and 45,816,591 diluted shares of MeriStar Common Stock.

(I) As a result of the Spin-Off, the Merger and the Transactions, MeriStar expects the following non-recurring items: (i) estimated tax expense of $20,000 and transaction expenses of $2,000 related to the Spin-Off, (ii) the write-off of deferred financing fees of $5,529 in connection with the termination of CapStar's credit facility, and (iii) the write-off of CapStar's deferred tax liability of $6,098 in conjunction with the change in its tax status to a REIT. These items will be charged to operations as incurred and have not been included in the Unaudited Pro Forma Statement of Operations. In addition, AGH has incurred $2,100 in non-recurring expenses related to the Merger, which have not been included in the Unaudited Pro Forma Statement of Operations.

                                    MERISTAR

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1997
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                  CAPSTAR                PRO FORMA                FORMA          PARTICIPATING
                               HISTORICAL(A)          ACQUISITIONS(B)          SPIN-OFF(C)         LEASES(D)
                             ------------------  --------------------------  ----------------  -----------------
                                                     1997          1998
                                                 -----------  -------------
Hotel operating revenue  ....       $309,083       $185,749         $98,899       $(87,042)         $(506,689)
Office rental and other
 revenue ....................          2,174          3,246              --             --                 --
Hotel management,
 accounting and
 other ......................          5,136            (98)             --         (4,850)                --
Participating lease..........             --             --              --             --            140,936
 revenue  ...................       --------       --------         -------       --------          ---------
  Total revenue  ............        316,393        188,897          98,899        (91,892)          (365,753)
Hotel operating expenses  ...        127,603         65,440          41,443        (21,866)          (212,620)
Office rental and other
 expenses ...................            845          1,347              --             --                 --
Undistributed operating
 expenses:
  Administrative and
   general ..................         50,332         28,668          20,246        (21,240)           (75,008)
  Property operating costs...         42,553         58,464           9,567        (50,319)           (60,265)
  Property taxes,
   insurance and
   other ....................         12,558          6,326           3,367           (402)            (2,246)
  Depreciation and
   amortization  ............         20,990         12,456           7,833         (1,462)                --
                                    --------       --------         -------       --------          ---------
                                     254,881        172,701          82,456        (95,289)          (350,139)
Interest expense, net  ......         21,024         13,028          15,603           (638)                --
                                    --------       --------         -------       --------          ---------
  Total expenses  ...........        275,905        185,729          98,059        (95,927)          (350,139)
                                    --------       --------         -------       --------          ---------
Income (loss) before
 minority  ..................         40,488          3,168             840          4,035            (15,614)
 interest and income taxes
Minority interest  ..........          1,425            968             104           (214)              (653)
                                    --------       --------         -------       --------          ---------
Income (loss) before
 income taxes ...............         39,063          2,200             736          4,249            (14,961)
Income tax provision  .......         14,911            768             279          1,614             (5,685)
                                    --------       --------         -------       --------          ---------
Net income  .................       $ 24,152       $  1,432         $   457       $  2,635          $  (9,276)
                                    ========       ========         =======       ========          =========
Basic net income per common
 share  .....................       $   1.29
                                    ========
Diluted net income per
 common share   .............       $   1.27
                                    ========


                                    OPCO                                                        PRO
                                FINANCING(E)    SUBTOTAL                MERGER                 FORMA
                               --------------  -----------  ------------------------------  ------------
                                                                 AGH            OTHER
                                                                 PRO           ADJUST-
                                                               FORMA(F)        MENTS(G)
                                                            --------------  --------------
Hotel operating revenue  ....        $  --        $     --     $     --        $     --        $     --
Office rental and other
 revenue ....................           --           5,420        2,340              --           7,760
Hotel management,
 accounting and
 other ......................           --             188           --              --             188
Participating lease..........           --         140,936      133,875          29,943         304,754
 revenue  ...................        -----        --------     --------        --------        --------
  Total revenue  ............           --         146,544      136,215          29,943         312,702
Hotel operating expenses  ...           --              --           --              --              --
Office rental and other
 expenses ...................           --           2,192        1,256              --           3,448
Undistributed operating
 expenses:
  Administrative and
   general...................           --           2,998        3,066              --           6,064
  Property operating costs...           --              --           --              --              --
   Property taxes,
   insurance and
   other ....................           --          19,603       18,296           6,584          44,483
  Depreciation and
   amortization  ............           --          39,817       39,969          10,586          90,372
                                     -----        --------     --------        --------        --------
                                        --          64,610       62,587          17,170         144,367
Interest expense, net  ......         (700)         48,317       32,127          17,286          97,730
                                     -----        --------     --------        --------        --------
  Total expenses  ...........         (700)        112,927       94,714          34,456         242,097
                                     -----        --------     --------        --------        --------
Income (loss) before
 minority  ..................          700          33,617       41,501          (4,513)         70,605
 interest and income taxes
Minority interest  ..........           29           1,659        5,736            (628)          6,767
                                     -----        --------     --------        --------        --------
Income (loss) before
 income taxes  ..............          671          31,958       35,765          (3,885)         63,838
Income tax provision  .......          255          12,142           --         (12,142)             --
                                     -----        --------     --------        --------        --------
Net income  .................        $ 416        $ 19,816     $ 35,765        $  8,257         63,838(I)
                                     =====        ========     ========        ========        ========
Basic net income per common
 share  .....................                                                               $     1.40(H)
                                                                                            ===========
Diluted net income per
 common share   .............                                                               $     1.39(H)
                                                                                            ===========

___________
(A) Reflects the audited historical condensed consolidated statement of operations of CapStar for the year ended December 31, 1997.

(B) Reflects the 1997 pre-acquisition operations of 28 CapStar Owned Hotels acquired during 1997, the 1997 pre-acquisition operations for the 40 leases and management business of Winston acquired during 1997, and the 1997 operations of the nine hotels purchased subsequent to year-end. For each, the pre-acquisition operations were obtained from the pre-acquisition financial statements. Also reflects adjustments to (i) record depreciation and amortization expense as if the hotels and the leases and management business of Winston had been acquired as of the beginning of the year, (ii) record interest expense as if the various financing activities that occurred during 1997 and 1998 had occurred at the beginning of the year, (iii) adjust minority interest of 4.2% for the effects of the acquisitions, and (iv) record the income tax effect at 38%.

(C) Reflects the pro forma Spin-Off. In addition, reflects adjustments to (i) eliminate management fee revenue, (ii) record interest income on the $30,000 note receivable from OpCo, net of interest expense incurred on the $30,000 drawn on the credit facility to capitalize OpCo, (iii) adjust minority interest of 4.2% for the effects of the Spin-Off, and (iv) record the income tax effect at 38%.

(D) Reflects the execution of the Participating Leases to (i) transfer the hotel operations to OpCo, and (ii) adjust minority interest of 4.2% for the effects of (i), and (iii) record the income tax effect at 38%. Participating Lease revenue was calculated based on contractual terms of existing leases or expected terms of leases that will be entered into concurrently with the Merger applied to the historical operations of the hotels. Management believes that the changes in ownership and management structure are unlikely to affect the conduct of the leased properties.

(E) Reflects adjustments to (i) record interest income at an annual interest rate of 9.25% on the $35,000 note receivable from OpCo, net of interest expense on the $35,000 draw on the credit facility to finance the note (ii) adjust minority interest of 4.2% and (iii) record the income tax effect at 38%.

(F) Reflects pro forma AGH as presented in AGH's Current Report on Form 8-K, dated April 6, 1998 and filed on April 7, 1998 (and the related Current Reports on Form 8-K/A, filed on May 22, 1998 and June 5, 1998) and incorporated herein by reference.

(G) Reflects (i) the amortization related to the additional deferred financing costs net of the amortization on the financing fees written off in connection with the termination of CapStar's credit facility, (ii) additional depreciation expense related to the adjustment to record AGH net assets acquired at fair market value in connection with the Merger, (iii) the adjustment to reflect interest expense of $17,286 on borrowings under the Credit Facility at an assumed interest rate of 7.5% to finance the Prime Group II Acquisition (as defined in the AGH Form 10-K, as amended), (iv) adjusted minority interest of 8.8%, and (v) the adjustment to remove CapStar's income taxes in conjunction with the change in its tax status to a REIT.

(H) Pro forma net income per common share has been calculated using 45,474,873 basic shares and 45,767,508 diluted shares of MeriStar Common Stock.

(I) As a result of the Spin-Off, the Merger and the Transactions, MeriStar expects the following non-recurring items: (i) estimated tax expense of $20,000 and transaction expenses of $2,000 related to the Spin-Off, (ii) the write off of deferred financing fees of $5,529 in connection with the termination of CapStar's credit facility, and (iii) the write off of CapStar's deferred tax liability of $6,098 in conjunction with the change in its tax status to a REIT. These items will be charged to operations as incurred and have not been included in the Unaudited Pro Forma Statement of Operations. In addition, subsequent to December 31, 1997, AGH incurred $2,100 in non-recurring expenses related to the Merger which have not been included in the Unaudited Pro Forma Statements of Operations.